Available-for-sale Securities	12 Months Ended
Dec. 31, 2015
Available-for-sale Securities
Available-for-sale Securities
Available-for-sale Securities

4.Available-for-sale Securities

On January 6, 2013, the Company has entered into agreement with a PRC fund house for the Investment Management Plan of RMB17,800,000, in which representing 17,800,000 units at the par value of RMB1.00 each, with contractual maturity after one year. On January 6, 2014, the Investment Management Plan has been matured and was settled at RMB15,812,953.

Net proceeds from settlement of available-for-sales securities for the years ended December 31, 2013, 2014 and 2015 were RMB nil RMB15,812,953 and RMB nil, respectively. Net realized losses from settlement of available-for-sales securities for the years ended December 31, 2013, 2014 and 2015 were RMB nil, RMB1,965,765 and RMB nil, respectively

The fair value of available-for-sale securities reversed into earnings, upon settlement of available-for-sales securities on January 6, 2014. Unrealized holding loss net of tax for available-for-sale securities that recognized in other comprehensive income for the years ended December 31, 2013, 2014 and 2015 were RMB746,137, RMB nil, and RMB nil, respectively.

The management of the Company reviews the available-for-sale securities at the end of each reporting period to assess whether they are impaired. The Company would record another-than-temporary impairment charge to the statement of income and comprehensive income when there has been a significant or prolonged decline in the fair value below their cost. The determination of what is significant or prolonged requires judgment. The management of the Company evaluates, among various factors, include the duration and extent to which the fair value of the available-for-sale securities is less than its cost, and the Company’s intent and ability to hold the underlying available-for-sale securities until its estimated recovery of amortized cost.